Exhibit 99.1

SECURED PROMISSORY NOTE

$200,000.00	Portland, Oregon March 13, 2009

Znomics, Inc., a Nevada corporation (“Maker”), hereby promises to pay to the order of Triangle Holdings VI LLC (“Lender”), its successors and assigns, in lawful money of the United States of America, the lesser of (i) TWO HUNDRED THOUSAND DOLLARS ($200,000.00) and (ii) the principal balance outstanding under this Secured Promissory Note (the “Note”), together with accrued and unpaid interest thereon, at the rate or rates set forth below on the earlier of (x) the first date on which the Maker receives proceeds from the sale and issuance of Maker’s equity securities or debt securities convertible into Maker’s equity securities from FirstPoint Biotech, Inc., a Delaware corporation and (y) July 9, 2009 (the “Maturity Date”).

1. Interest.  The unpaid principal amount of this Note shall bear simple interest at a rate equal to sixty percent (60%) per annum calculated on the basis of a 365 day year.  Accrued and unpaid interest shall be due and payable on the Maturity Date.  If any interest is determined to be in excess of the then legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of the obligations evidenced by this Note.

2. Prepayment.

(a) Voluntary Prepayment.  This Note may be prepaid in whole or in part at any time, without premium or penalty.

(b) Mandatory Prepayment.  If Maker sells, exclusively licenses or otherwise transfers its Zenemark ® Library, including all intellectual property rights related to such Zenemark ® Library, Company shall use the net proceeds of such sale, transfer or exclusive license to prepay this Note in the manner provided in the Security Agreement.

3. Security Interest.  This Note is secured pursuant to that certain Security Agreement, dated as of the date hereof (the “Security Agreement”), by and among, Maker, Lender, the other lenders party thereto and the Collateral Agent (as defined in the Security Agreement).

4. Equity Issuance.  As a further inducement to Lender agreeing to extend the credit evidenced by this Note, and subject to the accuracy of the representations and warranties of Lender contained in Exhibit A hereto, Maker hereby agrees to issue to Lender as soon as reasonably practicable after the date hereof, and Lender hereby subscribes for, 266,667 shares (the “Shares”) of common stock of Maker.

5. Events of Default.  The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a) Failure to Pay.  The Maker shall fail to pay when due any principal or accrued interest on the date due and such payment shall not have been made within five (5) business days of such due date; or

(b) Voluntary Bankruptcy or Insolvency Proceedings. The Maker shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

(c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Maker or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Maker or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 60 days of commencement.

6. Rights of Investor upon Default. Upon the occurrence of any Event of Default (other than an Event of Default described in Sections 5(b) or 5(c)) and at any time thereafter during the continuance of such Event of Default, Lender may, by written notice to the Maker, declare all outstanding principal and accrued and unpaid interest payable by the Maker hereunder to be immediately due and payable without presentment, demand, notice of dishonor or protest, all of which are hereby expressly waived.  Upon the occurrence of any Event of Default described in Sections 5(b) or 5(c), immediately and without notice, all outstanding principal and accrued and unpaid interest payable by the Maker hereunder shall automatically become immediately due and payable, without presentment, demand or protest, all of which are hereby expressly waived.  In addition to the foregoing remedies, upon the occurrence and during the continuance of any Event of Default, Lender, may exercise any other right, power or remedy granted to it by the Security Agreement or law.

7. Miscellaneous.

(a) Assignment. This Note may only be amended, modified or terminated by an agreement in writing signed by the party to be charged.  Neither Maker nor Lender shall transfer its interests under this Note without the express written consent of the other party.

(b) Governing Law.  This Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of Oregon, without regard to principles of conflict of laws.

(c) Waiver of Jury Trial.  Each of Maker and Lender hereby agree to waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note or the Security Agreement.

[Remainder of page intentionally left blank.]

The Maker has caused this Note to be issued as of the date first written above.

ZNOMICS, INC.

By: /s/ Kerry D. Rea
Name:  Kerry D. Rea
Title:    Chief Financial Officer

Acknowledged and agreed
as of the date first above written:

TRIANGLE HOLDINGS VI LLC

By: /s/ Larry G. Richards
Name:  Larry G. Richards
Title:    Member

Exhibit A

REPRESENTATIONS AND WARRANTIES OF LENDER

Lender hereby represents and warrants to Maker as follows:

(a)  Lender is a limited liability company with total assets in excess of $5,000,000.  Lender recognizes that Maker is relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder or such other exemption as Maker deems appropriate.  Lender agrees to notify Maker promptly of any changes in the foregoing information which may occur prior to the investment.

(b)  Lender has conducted his, her or its own investigation of Maker, its business and its properties and has carefully read, reviewed, and is familiar with all information pertaining to Maker, its business and its properties which he, she or it believes would be material in his, her or its investment decision and to the extent appropriate has independently consulted professional, legal, and accounting advisors on such matters relating to this investment.

(c)  Lender and his, her or its representatives, if any, had the opportunity to (i) review all documents, records and books pertaining to this investment, (ii) obtain any additional information necessary to verify the accuracy of the contents of such documents, records and books, (iii) ask questions of, and receive answers from, Maker or any person authorized to act on its behalf concerning the terms and conditions of this investment and any additional information requested which was supplied by Maker and (iv) review Maker’s periodic reports, prior to or in connection with its receipt of the Note and the Shares.

(d)  Lender confirms that it is executing this subscription relying upon its own independent investigation of Maker and without relying on any representations or warranties made by Maker or any person on its behalf. Lender understands that nothing in any other materials presented to Lender in connection with its loan to Maker or the subscription for the Shares constitutes legal, tax or investment advice.  Lender has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its extension of credit to Maker and subscription for the Shares.

(e)  Lender is familiar with investments in businesses such as Maker, and has such knowledge and experience in financial and business matters that he, she or it is (i) capable of evaluating the merits and risks of an investment in Maker (ii) knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments representing an investment decision like that involved in its extension of credit to Maker and subscription for the Shares, (iii) able to fend for himself, herself or itself in the transaction contemplated hereby, (iv) able to bear the economic risks of its prospective investment and can afford the complete loss of such investment and (v) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares.

(f) Lender is a resident of, or has its principal place of business in, Portland, Oregon.

(g)  Lender’s representations contained herein are hereby confirmed and can be relied upon by Maker.  Should any such information change prior to Lender the Shares, Lender agrees to immediately provide Maker with the corrected information. If Lender is acquiring the Shares as a fiduciary or agent for one or more investor accounts, it represents that is has sole investment discretion with respect to each such account and it has full power to make the foregoing representations, warranties, acknowledgements and agreements on behalf of such account.

(h)  Lender is the sole party in interest as to his, her or its investment in Maker and is acquiring the Shares solely for investment for Lender’s own account and has no agreement, understanding or arrangement to subdivide, sell, assign, transfer, pledge or otherwise dispose of all or any part of his, her or its interest in the Shares to any other person.

(i)   Subscriber represents that he, she or it is an “accredited investor” (within the meaning of Rule 501 under the Securities Act), and shall submit to Maker such further assurances of such status as may be reasonably requested by Maker.

(j)  Lender understands that the offer and sale of the Shares have not been registered under the Securities Act of 1933, as amended, or state securities laws, but are being offered and sold in reliance upon exemptions from such registration and that these securities have not been approved or disapproved by the Securities and Exchange Commission nor any state securities agency.

(k)  Lender further understands that the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act of 1933, as amended, and applicable state securities laws or unless an exemption from such registration is available at the time of the desired sale; Lender must, therefore, be able to bear the economic risks of the investment for an indefinite period.  Without limiting the foregoing, Lender agrees not to sell or otherwise transfer or dispose of any interests in the Shares or any portion thereof except in compliance with applicable laws.

Lender acknowledges and agrees that the certificates representing the Shares will bear one or all of the following legends (or legend(s) that are substantially similar thereto):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT (A) TO MAKER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM PURCHASER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, PROVIDED THAT PRIOR TO ANY SUCH TRANSFER THE PURCHASER FURNISHES TO MAKER A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION AND TRANSFER OF THESE SECURITIES AND, IF REQUIRED BY MAKER, AN OPINION OF COUNSEL ACCEPTABLE TO MAKER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND PROVIDED THAT PURCHASER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THESE SECURITIES OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

MAKER IS REQUIRED HEREUNDER TO REFUSE TO REGISTER ANY TRANSFER OF THESE SECURITIES OR THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF NOT MADE IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

Maker may instruct any transfer agent with respect to its securities to make a notation in the transfer agent’s records of the presence of stop transfer instructions with respect to such securities.

(l)  Lender will maintain the confidentiality of all information regarding Maker acquired as a result of the transactions contemplated until the earlier of (i) the public disclosure of that information by Maker and (ii) eighteen months from the date hereof.  Notwithstanding the previous sentence, Lender may share such information with its affiliates or to the extent required by law or regulatory authority. Lender agrees to comply with Lender’s obligations under applicable U.S. and state securities laws.